UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 24, 2005

CREDIT ACCEPTANCE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25505 West Twelve Mile Road, Suite 3000, Southfield, Michigan		48034-8339
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-353-2700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 8, 2005, Deloitte informed the Company that it believed the Company should not account for loans as an originator of loans to consumers ("Consumer Loans") but should instead account for its loans as a lender to its dealer-partners ("Dealer Loans"). The Company has historically accounted for Consumer Loans as a loan originator, and believed such accounting was in accordance with GAAP. The Company did not believe that there was only a single proper interpretation of GAAP for the Company’s core business model given its unique characteristics, and accordingly, believed that both the Company’s current methodology and Deloitte’s proposed methodology were acceptable under GAAP. Deloitte notified the Company that their proposed methodology, whereby the Company originates Dealer Loans, is the only methodology consistent with GAAP.

On April 26, 2005, the Company submitted a letter to the staff of the Office of the Chief Accountant of the Securities and Exchange Commission (the "SEC") requesting guidance from the SEC related to the proper accounting methodology for the Company’s loan portfolio. On June 24, 2005, the Company announced that it had received a response from the SEC to its request. The press release, dated June 24, 2005, is attached as Exhibit 99.1 to this Current Report on Form 8-K. The SEC informed the Company that it saw no reason to take positions different from those of Deloitte as the Company’s auditors with respect to the proper method for recording automobile loans.

As a result of this determination, the Company will be required to restate its previously reported financial results. In light of the information received from the SEC, the Audit Committee of the Company’s Board of Directors determined on June 24, 2005 that none of the Company’s previously issued financial statements should be relied upon any longer. Deloitte did not issue an opinion with respect to the Company’s financial statements for the year ended December 31, 2004.

The Chief Financial Officer has discussed with Deloitte the matters disclosed in this filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release dated June 24, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

June 30, 2005	By:	/s/ Brett A. Roberts

Name: Brett A. Roberts
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 24, 2005